UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23584

Name of Fund:	BlackRock Private Investments Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Private Investments Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2023

Date of reporting period: 09/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Private Investments Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is proving more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(20.20)%	(15.47)%

U.S. small cap equities (Russell 2000® Index)	(19.01)	(23.50)

International equities (MSCI Europe, Australasia, Far East Index)	(22.51)	(25.13)

Emerging market equities (MSCI Emerging Markets Index)	(21.70)	(28.11)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.58	0.63

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.81)	(16.20)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.22)	(14.60)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(6.30)	(11.50)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(10.42)	(14.15)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2022	BlackRock Private Investments Fund

Investment Objective

BlackRock Private Investments Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation and to provide attractive risk-adjusted returns primarily through an actively-managed portfolio that provides eligible investors with targeted exposure to private equity investments. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without prior shareholder approval.

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	09/30/22	03/31/22	Change	High	Low

Net Asset Value — Institutional	$9.92	$10.08	(1.59)%	$10.08	$9.82
Net Asset Value — Class D	9.91	10.07	(1.59)	10.07	9.82

Performance

Returns for the period ended September 30, 2022 were as follows:

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	Since Inception (b)

Institutional	(1.59)%	(1.00)%	(0.51)%
Class D	(1.59)	(1.00)	(0.57)
MSCI World Index(c)	(21.37)	(19.63)	(8.01)

(a)	Average annual total returns reflect reductions for distribution and service fees, if any. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 1, 2021.
(c)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The Fund’s performance over the last six months was strong relative to public equities and driven by private equity exposure. Positive contributors included secondary investments which outperformed direct investments and benefitted from underlying exposure to commercial and energy services as well as healthcare companies. On the direct investment side, an investment in a hospital linen services provider performed well along with the Fund’s investment in a professional sports management company. Detractors for the period included higher growth companies which moved closer in line with public markets, specifically a secondary investment with underlying exposure to high growth companies in Latin America, as well as direct investments in an e-commerce luxury home furnishings retailer, women’s healthcare technology company and global exhibition provider. The Fund’s credit positions detracted over the period, specifically positions in high yield and investment grade corporate bonds as well as term loans.

The Fund maintained a small cash position over the period as a funding mechanism for private equity deployment. While cash outperformed risk assets, this position did not have a material impact on performance.

Describe recent portfolio activity.

The Fund’s investment activities have been primarily focused on ramping private equity exposure toward its 80% target. Because private equity investing typically involves a multi-year investment period to deploy capital, the timeline for deployment has been relatively accelerated. Accordingly, the investment adviser has remained focused on prudent portfolio construction and risk management.

Coming into the period, the Fund was approximately 51% deployed to private equity through $52 million committed to 22 transactions. Over the last six months, the Fund deployed an additional $32 million across eight more private equity transactions, bringing total deployment to over $81 million across 30 investments.

Of the eight investments made during the reporting period, four were direct investments. The Fund acquired an equity stake in a leading visual effects and post-production provider to the media and entertainment industry and provided growth capital to a logistics technology platform. Continuing an emphasis on healthcare, the Fund also provided

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2022 (continued)	BlackRock Private Investments Fund

growth capital to a later stage company focused on treating individuals with chronic conditions through a digital health platform. More recently, the Fund co-invested in the buyout of one of the largest satellite manufacturers in the United States, adding to existing aerospace & defense services exposure.

In the secondaries space, general partners (“GPs”) remained active across continuation funds, recapitalizations and asset carve-outs. Accordingly, the Fund made three investments in non-traditional, GP-led secondaries across restaurant franchises, healthcare, and paper / janitorial sanitation products as well as the Fund’s first traditional limited partner (“LP”) -led secondary investment in a 2015 vintage portfolio of over two dozen underlying companies. While the investment adviser expects to lean into direct investments longer term, secondaries have played a key role in the Fund’s ramp-up period, allowing the diversification of industry exposures as well as backfilling vintage years.

As private equity commitments increased over the period, the percentage of the Fund’s investment in liquid credit instruments naturally declined. Additionally, the complexion of the liquid instruments shifted to reflect changing market dynamics. Specifically, the Fund reduced exposure to high yield bonds and floating rank loan interest in favor of shorter duration, high quality U.S. investment grade bonds.

Describe portfolio positioning at period end.

As of period-end, total private equity commitments (including unfunded commitments) represent approximately two-thirds of total assets. For purposes of financial reporting, excluding short-term securities, the Fund held 57.4% in private equity, 30.0% in corporate bonds, 8.3% in floating rate term loans and 4.3% in asset-backed securities. The complexion of the private equity exposure is biased toward direct investments with opportunistic exposure to secondary transactions. Additionally, it is oriented toward buyout transactions with complementary exposure to certain late stage venture capital and growth equity opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type(a)	09/30/22

Private Equity Investments	57.4%
Corporate Bonds	30.0
Floating Rate Loan Interests	8.3
Asset-Backed Securities	4.3

INDUSTRY ALLOCATION

Industry(a)(b)	09/30/22

Diversified Financial Services	11.2%
Health Care Providers & Services	10.2
Diversified	9.6
Entertainment	7.2
Food Products	5.8
Commercial Services & Supplies	5.2
Asset-Backed Securities	4.3
Banks	4.2
Software	4.0
Energy Equipment & Services	3.4
Pharmaceuticals	3.0
Semiconductors & Semiconductor Equipment	3.0
IT Services	2.7
Producer Durables: Miscellaneous	2.6
Internet & Direct Marketing Retail	2.1
Household Durables	2.1
Electronic Equipment, Instruments & Components	2.0
Health Care Technology	1.9
Electric Utilities	1.7
Health Care Equipment & Supplies	1.6
Capital Markets	1.5
Aerospace & Defense	1.4
Media	1.3
Hotels, Restaurants & Leisure	1.2
Other*	6.8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Consolidated Schedule of Investments for details.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class D Shares are not subject to any sales charge. These shares are subject to a shareholder servicing fee of 0.25% per year.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example for Continuously Offered Closed-End Funds

	Actual			Hypothetical 5% Return

	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 984.10	$ 9.25	$ 1,000.00	$ 1,015.74	$ 9.40	1.86%
Class D	1,000.00	984.10	9.30	1,000.00	1,015.69	9.45	1.87

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses for Continuously Offered Closed-End Funds” for further information on how expenses were calculated.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S F O R C O N T I N U O U S L Y O F F E R E D C L O S E D - E N D F U N D S	7

Consolidated Schedule of Investments (unaudited) September 30, 2022	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Shares/ Par (000)		Value

Private Equity Investments

Direct Investments — 27.7%(a)(b)

Aerospace & Defense — 1.3%
Sierra Space Corp., Preferred A Shares (Acquired 12/01/21, Cost: $1,579,640)(c)	157,964		$1,579,640

Capital Markets(c) — 1.0%
FTX Trading, Ltd.
B-1 Shares (Acquired 10/20/21, Cost: $224,692)	6,171		219,966
Common Shares (Acquired 10/20/21, Cost: $583,990)	24,685		637,177
Series C Preferred Shares (Acquired 02/08/22, Cost: $212,801)	4,591		185,018
West Realm Shires Services, Inc.
Common Shares (Acquired 11/05/21, Cost: $20,147)	132,000		93,695
Series A Preferred Shares (Acquired 02/08/22, Cost: $212,795)	93,127		188,562

			1,324,418

Commercial Services & Supplies(c) — 2.7%
Horizon Co-Investment, LP (Acquired 06/10/22, Cost: $1,760,000)(d)	—	(e)	1,808,664
NP Salon Co-Investment LP I (Acquired 04/08/21, Cost: $2,000,000)	—	(e)	1,663,442

			3,472,106

Entertainment(c) — 6.4%
Aleph Infinity Investors 2 LP (Acquired 04/28/22, Cost: $4,792,321)	—	(e)	4,792,321
RB Rouge Co-Invest B LP (Acquired 03/30/21, Cost: $2,995,397)	—	(e)	3,376,666

			8,168,987

Health Care Equipment & Supplies — 1.3%
Chiaro Technology Ltd., Class C Ordinary Shares (Acquired 07/28/21, Cost: $2,033,660)(c)	295,449		1,648,690

Health Care Providers & Services(c) — 5.4%
Atlas Co-Investment Fund 2 LP (Acquired 06/30/21, Cost: $946,674)	—	(e)	806,903
C-Bridge Investment Yaneng Ltd. (Acquired 12/16/21, Cost: $3,162,993)	—	(e)	3,254,347
Pacific Avenue Emerald Continuation Fund (A) LP (Acquired 07/30/21, Cost: $1,906,764)	—	(e)	2,796,880

			6,858,130

Health Care Technology — 1.6%
Thirty Madison, Inc., (Promissory Note(f), 2.37%, 07/15/24 & Warrant, expires 07/15/24, Strike Price USD 0.01) (Acquired 08/12/22, Cost: $2,037,966)	2,038		2,037,966

Household Durables — 1.8%
SL Riviera Investors 2021 LP (Acquired 04/14/21, Cost: $2,078,007)(c)	—	(e)	2,339,670

Internet & Direct Marketing Retail(c) — 1.9%
Attentive Mobile, Inc.
Common Shares (Acquired 04/16/21, Cost: $1,310,353)	28,701		1,544,114

Security	Shares/ Par (000)		Value

Internet & Direct Marketing Retail (continued)
Attentive Mobile, Inc. (continued)
Preferred A1 Shares (Acquired 04/16/21, Cost: $595,026)	13,033		$701,175
Preferred B Shares (Acquired 04/16/21, Cost: $94,643)	2,073		111,527

			2,356,816

IT Services(c) — 1.6%
OwnBackup Ltd.
Ordinary Shares (Acquired 07/23/21, Cost: $1,022,514)	91,427		1,028,178
Preferred A Shares (Acquired 07/23/21, Cost: $816,170)	72,977		820,691
Preferred A1 Shares (Acquired 07/23/21, Cost: $19,896)	1,779		20,006
Preferred B1 Shares (Acquired 07/23/21, Cost: $75,424)	6,744		75,842
Preferred C Shares (Acquired 07/23/21, Cost: $48,192)	4,309		48,459
Preferred C1 Shares (Acquired 07/23/21, Cost: $17,805)	1,592		17,904

			2,011,080

Software(c) — 2.7%
Acronis AG, Preferred E Shares (Acquired 04/06/22, Cost: $1,681,862)	20,378		1,744,408
Flexe Inc., Series D Preferred Shares (Acquired 06/14/22, Cost: $1,714,289)	84,056		1,714,289

			3,458,697

Total Direct Investments — 27.7%			35,256,200

	Shares

Secondary Investments — 23.2%(a)(b)(c)

Commercial Services & Supplies — 1.5%
Amberjack Capital Feeder Fund B LP (Acquired 12/01/21, Cost: $281,902)	—	(e)	308,860
Platinum Equity Continuation Fund LP (Acquired 12/16/21, Cost: $1,717,529)	—	(e)	1,653,845

			1,962,705

Diversified — 8.5%
GA Atlas, LP (Acquired 03/22/22, Cost: $2,893,372)	—	(e)	2,227,902
Grotech Ventures III, LP (Acquired 09/30/22, Cost: $1,438,552)	—	(e)	1,438,552
Inovia Continuity Fund I LP (Acquired 09/17/21, Cost: $1,632,993)	—	(e)	1,534,052
Roark Capital Partners CF LP (Acquired 08/26/22, Cost: $3,023,440)	—	(e)	3,023,440
STG Alternative Investments SCA SICAV RAIF Sub Fund E (Acquired 10/01/21, Cost: $1,785,177)	—	(e)	2,648,232

			10,872,178

Electronic Equipment, Instruments & Components — 1.8%
Behrman Capital Micross CF LP (Acquired 02/24/22, Cost: $2,328,316)	—	(e)	2,260,294

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Energy Equipment & Services — 3.0%
Amberjack Capital Feeder Fund Cayman LP (Acquired 12/01/21, Cost: $2,204,738)	—	(e)	$3,858,267

Food Products — 5.1%
CREO Capital Partners V-A LP (Acquired 09/20/21, Cost: $2,767,464)	—	(e)	3,203,981
Kohlberg TE Investors VII CV LP (Acquired 07/13/21, Cost: $2,887,260)	—	(e)	3,260,675

			6,464,656

Health Care Providers & Services — 3.3%
Zenyth Partners Continuation Fund, LP (Acquired 09/29/22, Cost: $4,130,069)	—	(e)	4,130,069

Total Secondary Investments — 23.2%			29,548,169

Total Private Equity Investments — 50.9% (Cost: $61,034,833)			64,804,369

	Par (000)

Asset-Backed Securities
Battalion CLO XIX Ltd., Series 2021-19A, Class B, (3 mo. LIBOR US + 1.60%), 4.11%, 04/15/34(g)(h)	$1,000		931,429
Dryden 58 CLO Ltd., Series 2018-58A, Class B, (3 mo. LIBOR US + 1.50%), 4.24%, 07/17/31(g)(h)	750		707,346
Galaxy XXVII CLO Ltd., Series 2018-27A, Class C, (3 mo. LIBOR US + 1.80%), 4.72%, 05/16/31(g)(h)	700		639,878
Palmer Square CLO Ltd.(g)(h)
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 4.19%, 04/18/31	1,000		948,856
Series 2022-1A, Class B, (3 mo. SOFR + 1.80%), 2.27%, 04/20/35	1,000		948,126
Signal Peak CLO 8 Ltd., Series 2018-8A, Class C, (3 mo. LIBOR US + 2.00%), 4.71%, 04/20/33(g)(h)	750		679,224

Total Asset-Backed Securities — 3.8% (Cost: $5,192,180)			4,854,859

Corporate Bonds

Banks(g) — 3.7%
Citizens Bank NA/Providence RI, (1 day SOFR + 1.40%), 4.12%, 05/23/25	2,500		2,451,608
Wells Fargo & Co., (1 day SOFR + 1.56%), 4.54%, 08/15/26	2,305		2,229,869

			4,681,477

Building Materials — 0.2%
Standard Industries, Inc., 4.75%, 01/15/28(h)	324		273,741

Chemicals — 0.2%
WESCO Distribution, Inc., 7.13%, 06/15/25(h)	240		240,132

Containers & Packaging — 0.2%
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	321		290,788

Diversified Financial Services — 9.7%
Bank of America Corp., (1 day SOFR + 1.11%), 3.84%, 04/25/25(g)	4,000		3,891,263
Intercontinental Exchange, Inc., 3.65%, 05/23/25	1,395		1,349,813

Security	Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co., 3.88%, 09/10/24	$3,000	$2,933,834
Morgan Stanley, (1 day SOFR + 0.51%), 0.79%, 01/22/25(g)	3,000	2,810,273
UBS Group AG, (1 year CMT + 1.55%), 4.49%, 05/12/26(g)(h)	1,380	1,330,035

		12,315,218

Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc., 4.63%, 09/15/27(h)	330	273,101

Electric Utilities — 1.5%
Edison International, 4.70%, 08/15/25	2,000	1,937,630

Equity Real Estate Investment Trusts (REITs) — 0.2%
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27	331	286,067

Food & Staples Retailing — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 02/15/28(h)	243	224,168

Health Care Equipment & Supplies — 0.1%
Avantor Funding, Inc., 4.63%, 07/15/28(h)	163	145,061

Health Care Providers & Services — 0.4%
Centene Corp., 4.25%, 12/15/27	240	219,528
Teleflex, Inc., 4.63%, 11/15/27	236	212,616
Tenet Healthcare Corp., 4.63%, 09/01/24(h)	127	122,916

		555,060

Hotels, Restaurants & Leisure(h) — 0.3%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28	104	90,502
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/28	282	263,670

		354,172

Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy Operating LLC, 4.75%, 03/15/28(h)	347	308,969

Interactive Media & Services — 0.2%
Twitter, Inc., 3.88%, 12/15/27(h)	324	303,823

Internet Software & Services(h) — 0.3%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27	118	108,680
Match Group Holdings II LLC, 4.63%, 06/01/28	333	290,959

		399,639

IT Services — 0.3%
Block, Inc., 2.75%, 06/01/26	336	288,779
Gartner, Inc., 4.50%, 07/01/28(h)	161	143,966

		432,745

Media(h) — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/28	291	250,918
Sirius XM Radio, Inc., 5.00%, 08/01/27	243	222,952
Videotron Ltd., 5.38%, 06/15/24	192	188,160

		662,030

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining(h) — 0.2%
Arconic Corp.
6.00%, 05/15/25	$101	$97,219
6.13%, 02/15/28	138	121,900

		219,119

Oil, Gas & Consumable Fuels — 0.1%
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.50%, 07/15/27	156	154,181

Pharmaceuticals — 2.3%
AbbVie, Inc., 3.80%, 03/15/25	3,000	2,905,512

Producer Durables: Miscellaneous — 2.3%
Oracle Corp., 3.40%, 07/08/24	3,000	2,915,856

Semiconductors & Semiconductor Equipment — 2.6%
Broadcom, Inc., 3.15%, 11/15/25	3,000	2,815,928
Sensata Technologies BV(h)
5.63%, 11/01/24	187	185,949
5.00%, 10/01/25	277	264,277

		3,266,154

Software(h) — 0.3%
Open Text Corp., 3.88%, 02/15/28	336	277,879
PTC, Inc., 3.63%, 02/15/25	140	130,414

		408,293

Textiles, Apparel & Luxury Goods(h) — 0.2%
Hanesbrands, Inc., 4.88%, 05/15/26	119	106,975
William Carter Co., 5.63%, 03/15/27	142	132,762

		239,737

Utilities — 0.1%
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(h)	163	141,313

Total Corporate Bonds — 26.6% (Cost: $35,653,771)		33,933,986

Floating Rate Loan Interests(g)

Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.38%, 02/24/25	129	125,331

Airlines — 0.3%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 7.46%, 04/20/28	43	41,581
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 6.42%, 08/11/28	160	151,194
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.53%, 04/21/28	159	151,754

		344,529

Building Materials — 0.1%
GYP Holdings III Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 5.62%, 06/01/25	100	97,923

Building Products — 0.2%
Advanced Drainage Systems, Inc., Term Loan B, (1 mo. SOFR CME + 2.25%), 4.86%, 07/31/26	36	35,880

Security	Par (000)	Value

Building Products (continued)
CPG International LLC, 2022 Term Loan B, (6 mo. SOFR CME + 2.50%, 0.50% Floor), 4.09%, 04/28/29(c)	$46	$44,275
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 5.37%, 07/28/28	131	121,820
Standard Industries, Inc., 2021 Term Loan B, (6 mo. LIBOR + 2.50%, 0.50% Floor), 6.68%, 09/22/28	61	58,827

		260,802

Capital Markets — 0.2%
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.50%, 0.50% Floor), 5.62%, 06/30/28	138	133,780
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 6.32%, 04/12/24(c)	178	173,468

		307,248

Chemicals — 0.4%
Axalta Coating Systems U.S. Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 5.42%, 06/01/24	80	78,452
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 5.12%, 01/31/26	69	67,894
INEOS U.S. Finance LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 5.62%, 11/08/28	99	93,281
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 6.17%, 03/02/26	89	85,350
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 5.31%, 06/09/28	137	130,563

		455,540

Commercial Services & Supplies — 0.3%
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 4.87%, 03/11/25	174	167,910
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 5.12%, 10/08/28	74	73,216
Covanta Holding Corp.
2021 Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 5.62%, 11/30/28	76	73,502
2021 Term Loan C, (1 mo. LIBOR + 2.50%, 0.50% Floor), 5.62%, 11/30/28	6	5,533
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 5.81%, 05/30/25	45	44,296
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.75% Floor), 5.30%, 09/23/26	55	53,399

		417,856

Construction & Engineering — 0.0%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.95%, 06/21/24	2	1,337

Consumer Discretionary — 0.1%
APi Group DE, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.75%), 5.87%, 01/03/29	92	89,199

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.50% Floor), 5.37%, 11/24/28	$137	$132,171
FrontDoor, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 5.37%, 06/17/28	31	29,286
The Terminix Co. LLC, 2019 Term Loan D, (1 mo. LIBOR + 1.75%), 4.88%, 11/05/26	100	98,781

		260,238

Diversified Financial Services — 0.3%
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 6.04%, 10/22/26	92	88,563
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 5.62%, 09/01/28	119	115,130
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 5.67%, 11/05/28	139	135,525

		339,218

Diversified Telecommunication Services — 0.2%
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 5.62%, 11/04/26	111	107,268
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 4.87%, 03/01/27	88	83,776

		191,044

Electrical Equipment — 0.0%
Generac Power Systems, Inc., 2019 Term Loan B, (1 mo. SOFR CME + 1.75%), 4.36%, 12/13/26	33	33,187

Environmental, Maintenance & Security Service — 0.1%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 4.87%, 09/07/27	163	158,404

Food & Staples Retailing — 0.2%
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.77%, 02/03/24	152	152,077
U.S. Foods, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 5.12%, 09/13/26	139	134,676

		286,753

Food Products — 0.1%
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 5.62%, 10/10/26	28	26,425
Hostess Brands LLC, 2019 Term Loan, (1 mo. LIBOR + 2.25%, 0.75% Floor), 5.24%, 08/03/25	55	52,677

		79,102

Health Care Technology — 0.1%
IQVIA, Inc., 2018 USD Term Loan B3, (3 mo. LIBOR + 1.75%), 5.42%, 06/11/25	109	107,757

Hotels, Restaurants & Leisure — 0.8%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 4.87%, 11/19/26	194	185,004
Aristocrat Technologies, Inc., 2022 Term Loan B, (3 mo. SOFR CME + 2.25%, 0.50% Floor), 5.90%, 05/24/29	23	22,208
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 5.12%, 03/17/28	75	72,528
Flutter Financing B.V., 2022 USD Term Loan B, 07/20/28(i)	21	20,472

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 4.83%, 06/22/26	$177	$170,952
Penn National Gaming, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.75%, 0.50% Floor), 5.88%, 05/03/29	164	157,534
Scientific Games International, Inc., 2022 USD Term Loan, (1 mo. SOFR CME + 3.00%, 0.50% Floor), 5.91%, 04/14/29	176	170,205
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 5.93%, 10/02/28	72	65,257
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 4.87%, 05/30/25	165	160,403

		1,024,563

Household Products — 0.0%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%, 0.50% Floor), 5.12%, 03/03/28	36	34,380

Interactive Media & Services — 0.2%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%, 0.75% Floor), 6.67%, 06/26/28	183	176,952
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 1.75%), 4.87%, 02/15/24	100	99,363

		276,315

IT Services — 0.5%
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 4.87%, 04/28/28	186	178,795
Maximus, Inc., Term Loan B, (1 mo. LIBOR + 2.00%, 0.50% Floor), 5.13%, 05/28/28	75	73,549
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 4.87%, 11/16/26	185	177,982
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 5.37%, 03/31/28	119	115,410
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 6.12%, 02/02/26	21	20,675

		566,411

Life Sciences Tools & Services — 0.3%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%, 0.50% Floor), 5.37%, 11/08/27	160	155,470
ICON Luxembourg SARL, LUX Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 5.94%, 07/03/28	170	165,296
PRA Health Sciences, Inc., US Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 5.94%, 07/03/28	42	41,184

		361,950

Machinery — 0.1%
Allison Transmission, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 4.81%, 03/29/26	49	48,905
Clark Equipment Co., 2022 Term Loan B, (3 mo. SOFR CME + 2.50%, 0.50% Floor), 6.15%, 04/20/29	18	17,485
Terex Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.00%, 0.75% Floor), 5.12%, 01/31/24	55	54,879
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.50% Floor), 5.37%, 10/04/28	33	32,232

		153,501

Media — 0.6%
Cogeco Communications USA II LP, Term Loan B, (1 mo. LIBOR + 2.00%), 5.12%, 01/03/25	37	35,957

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 5.32%, 04/15/27	$38	$35,041
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 5.87%, 01/07/28	61	59,248
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 5.37%, 03/24/25	189	181,521
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 4.78%, 08/15/26	98	97,693
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 5.62%, 09/18/26	60	58,899
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 2.92%), 5.74%, 01/31/29	16	15,240
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 6.07%, 01/31/29	111	107,449
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 5.24%, 01/20/28	184	178,020

		769,068

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 2021 Term Loan B2, (1 mo. LIBOR + 3.25%, 0.75% Floor), 6.37%, 07/26/26(c)	148	143,302

Oil, Gas & Consumable Fuels — 0.0%
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%, 0.50% Floor), 4.32%, 01/31/28	35	35,269

Personal Products — 0.0%
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%, 0.50% Floor), 5.12%, 07/03/28	34	33,778

Pharmaceuticals — 0.4%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 5.06%, 02/22/28	36	35,550
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 4.31%, 08/01/27	182	172,737
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 5.12%, 11/15/27	93	88,660
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 6.62%, 05/05/28	135	129,907
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 5.87%, 10/27/28	54	52,737
Perrigo Investments LLC, Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 5.63%, 04/20/29(c)	46	44,898

		524,489

Real Estate Management & Development — 0.1%
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 5.87%, 08/21/25	112	106,728

Road & Rail — 0.3%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 4.87%, 08/06/27	191	179,891
Genesee & Wyoming, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 5.67%, 12/30/26	184	178,539

		358,430

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 5.12%, 09/19/26	$89	$88,570
Synaptics, Inc., Term Loan B, (3 mo. LIBOR + 2.25%, 0.50% Floor), 4.36%, 12/02/28	70	69,411

		157,981

Software — 0.5%
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 5.88%, 10/27/28	139	134,861
NortonLifeLock Inc., 2022 Term Loan B, (3 mo. SOFR + 2.00%, 0.50% Floor), 4.85%, 09/12/29	186	178,932
Restoration Hardware, Inc., Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 5.62%, 10/20/28	68	59,846
SS&C Technologies, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 4.87%, 04/16/25	155	150,478
Tempo Acquisition LLC, 2022 Term Loan B, (1 mo. SOFR CME + 3.00%), 6.03%, 08/31/28	149	144,382

		668,499

Specialty Retail — 0.2%
Belron Finance U.S. LLC
2019 USD Term Loan B3, (3 mo. LIBOR + 2.25%), 5.06%, 10/30/26(c)	64	62,142
2021 USD Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 5.38%, 04/13/28	28	27,681
Leslie’s Poolmart, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 5.62%, 03/09/28	94	89,177
PetSmart, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 6.87%, 02/11/28	62	58,244

		237,244

Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc., Term Loan B, (3 mo. SOFR + 3.70%, 0.50% Floor), 7.20%, 02/20/29	141	113,525

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 5.37%, 05/19/28	156	150,428

Wireless Telecommunication Services — 0.1%
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.87%, 04/11/25	137	132,853

Total Floating Rate Loan Interests — 7.4% (Cost: $9,685,237)		9,404,182

Total Long-Term Investments — 88.7% (Cost: $111,566,021)		112,997,396

	Shares

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.79%(j)(k)	2,224,105	2,224,105

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Private Investments Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 2.1%
U.S. Treasury Bills, 3.09%, 07/13/23(l)	$2,800	$2,718,366

Total Short-Term Securities — 3.9% (Cost: $4,958,126)		4,942,471

Total Investments — 92.6% (Cost: $116,524,147)		117,939,867

Other Assets Less Liabilities — 7.4%		9,435,856

Net Assets — 100.0%		$127,375,723

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $64,804,369, representing 50.9% of its net assets as of period end, and an original cost of $61,034,833.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Investment is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(e)	Investment does not issue shares.
(f)	Convertible security.
(g)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
(l)	Rates are discount rates or a range of discount rates as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/22	Shares Held at 09/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,164,845	$—	$(2,940,740	)(a)	$—	$—	$2,224,105	2,224,105	$42,617	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Private Equity Investments
Direct Investments	$—	$2,037,966	$33,218,234	$35,256,200
Secondary Investments	—	—	29,548,169	29,548,169
Asset-Backed Securities	—	4,854,859	—	4,854,859
Corporate Bonds	—	33,933,986	—	33,933,986
Floating Rate Loan Interests	—	8,936,097	468,085	9,404,182
Short-Term Securities
Money Market Funds	2,224,105	—	—	2,224,105
U.S. Treasury Obligations	—	2,718,366	—	2,718,366

	$2,224,105	$52,481,274	$63,234,488	$117,939,867

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Private Investments Fund

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Direct Investments	Secondary Investments	Floating Rate Loan Interests	Total

Assets
Opening balance, as of March 31, 2022	$23,746,393	$18,738,636	$1,269,009	$43,754,038
Transfers into Level 3	—	—	670,813	670,813
Transfers out of Level 3	—	—	(1,120,505)	(1,120,505)
Accrued discounts/premiums	—	—	40	40
Net realized gain (loss)	—	—	(10,499)	(10,499)
Net change in unrealized appreciation (depreciation)(a)(b)	(1,420,925)	2,187,586	(4,328)	762,333
Purchases	10,897,370	8,710,870	267,081	19,875,321
Sales	(4,604)	(88,923)	(603,526)	(697,053)

Closing balance, as of September 30, 2022	$33,218,234	$29,548,169	$468,085	$63,234,488

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022(b)	$(1,420,925)	$2,187,586	$(4,328)	$762,333

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $468,085. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Direct Investments	$33,218,234	Market	EBITDA Multiple	6.50x - 19.80x		12.84x
			EBIT Multiple	10.50x		—
			Revenue Multiple	1.34x - 29.75x		11.81x
			Time to Exit	1.3 -2.4 years		1.5 years
			Volatility	40% - 45%		41%

Secondary Investments	29,548,169	Market	Market Adjustment Factor	0.95x - 0.99x		0.97x

	$62,766,403

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

The Fund valued certain of its Level 3 investments using recent prior transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent transaction prices, for which inputs are unobservable, is $8,592,061 as of September 30, 2022.

See notes to consolidated financial statements.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities (unaudited)

September 30, 2022

BlackRock Private Investments Fund

ASSETS
Investments, at value — unaffiliated(a)	$115,715,762
Investments, at value — affiliated(b)	2,224,105
Cash	18,195,060
Receivables:
Investments sold	731,260
Dividends — affiliated	12,798
Interest — unaffiliated	412,315
Prepaid expenses	17,411

Total assets	137,308,711

LIABILITIES
Foreign bank overdraft(c)	8,200
Capital contributions received in advance	8,563,000
Payables:
Investments purchased	220,887
Accounting services fees	144,510
Custodian fees	25,160
Investment advisory fees	751,349
Trustees’ and Officer’s fees	1,032
Other accrued expenses	20,910
Professional fees	142,450
Transfer agent fees	55,490

Total liabilities	9,932,988

NET ASSETS	$127,375,723

NET ASSETS CONSIST OF
Paid-in capital	$127,709,323
Accumulated loss	(333,600)

NET ASSETS	$127,375,723

NET ASSET VALUE
Institutional
Net assets	$127,127,953

Shares outstanding	12,817,372

Net asset value	$9.92

Shares authorized	Unlimited

Par value	$0.001

Class D
Net assets	$247,770

Shares outstanding	25,000

Net asset value	$9.91

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$114,300,042
(b) Investments, at cost — affiliated	$2,224,105
(c) Foreign bank overdraft, at cost	$8,142

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	15

Consolidated Statement of Operations (unaudited)

Six Months Ended September 30, 2022

BlackRock Private Investments Fund

INVESTMENT INCOME
Dividends — affiliated	$42,617
Interest — unaffiliated	1,024,641
Other income — unaffiliated	16,536

Total investment income	1,083,794

EXPENSES
Investment advisory	1,076,626
Professional	212,271
Portfolio investment fees	150,448
Trustees and Officer	48,504
Accounting services	45,504
Transfer agent	37,225
Registration	23,017
Custodian	9,789
Transfer agent — class specific	4,941
Miscellaneous	33,840

Total expenses	1,642,165
Less:
Fees waived and/or reimbursed by the Manager	(429,465)

Total expenses after fees waived and/or reimbursed	1,212,700

Net investment loss	(128,906)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,198,232)
Foreign currency transactions	71

(1,198,161)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(546,811)
Foreign currency translations	(58)

(546,869)

Net realized and unrealized loss	(1,745,030)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,873,936)

See notes to consolidated financial statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Private Investments Fund
	Six Months Ended 09/30/22		Year Ended
	(unaudited	)(a)	03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss		$(128,906)	$(817,567)
Net realized loss		(1,198,161)	(128,942)
Net change in unrealized appreciation (depreciation)		(546,869)	2,139,130

Net increase (decrease) in net assets resulting from operations		(1,873,936)	1,192,621

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	23,311,500		55,036,000

NET ASSETS
Total increase in net assets	21,437,564		56,228,621
Beginning of period	105,938,159		49,709,538

End of period	$127,375,723		$105,938,159

(a)	Consolidated Statement of Changes in Net Assets.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	17

Consolidated Statement of Cash Flows (unaudited)

Six Months Ended September 30, 2022

BlackRock Private Investments Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(1,873,936)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	37,995,085
Purchases of long-term investments	(53,930,895)
Net proceeds from sales of short-term securities	230,652
Amortization of premium and accretion of discount on investments and other fees	(13,004)
Net realized loss on investments	1,198,232
Net unrealized depreciation on investments and foreign currency translations	546,811
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(12,156)
Interest — unaffiliated	(163,023)
Prepaid expenses	13,860
Increase (Decrease) in Liabilities
Payables
Accounting services fees	45,504
Custodian fees	9,789
Investment advisory fees	649,644
Trustees’ and Officer’s fees	967
Other accrued expenses	(32,203)
Professional fees	(91,710)
Transfer agent fees	39,493

Net cash used for operating activities	(15,386,890)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Increase in bank overdraft	8,200
Proceeds from issuance of capital shares (including change in capital contributions received in advance)	17,436,500

Net cash provided by financing activities	17,444,700

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(58)

CASH
Net increase in restricted and unrestricted cash	2,057,752
Restricted and unrestricted cash at beginning of period	16,137,308

Restricted and unrestricted cash at end of period	$18,195,060

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$18,195,060

See notes to consolidated financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Private Investments Fund

	Institutional

	Six Months Ended				Period from
	09/30/22	(a)	Year Ended		03/01/21	(b)
	(unaudited)		03/31/22		to 03/31/21

Net asset value, beginning of period	$10.08		$9.94		$10.00

Net investment loss(c)		(0.01)		(0.09)		(0.02)
Net realized and unrealized gain (loss)		(0.15)	0.23			(0.04)

Net increase (decrease) from investment operations		(0.16)	0.14			(0.06)

Net asset value, end of period	$9.92		$10.08		$9.94

Total Return(d)
Based on net asset value	(1.59	)%(e)		1.41%	(0.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.56	%(g)(h)(i)	3.45	%(j)	3.33	%(i)(k)

Total expenses after fees waived and/or reimbursed	1.86	%(g)(h)(i)	2.41	%(j)	2.56	%(i)(k)

Net investment loss	(0.09	)%(g)(h)(i)	(0.92	)%(j)	(1.72	)%(i)(k)

Supplemental Data
Net assets, end of period (000)	$127,128		$105,686		$49,461

Portfolio turnover rate		33%		43%	—	%(l)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 2.68%, 1.98% and (0.21)%, respectively.

(h)

Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 2.43%, 1.73% and 0.03%, respectively.

(i)	Annualized.
(j)

Includes non-recurring expenses of offering costs and portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 2.65%, 2.21% and (0.72)%, respectively.

(k)

Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 6.11%, 3.54% and (2.70)%, respectively.

(l)	Rounds to less than 1%.

See notes to consolidated financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Private Investments Fund (continued)

	Class D

	Six Months Ended				Period from
	09/30/22	(a)	Year Ended		03/01/21	(b)
	(unaudited)		03/31/22		to 03/31/21

Net asset value, beginning of period	$10.07		$9.94		$10.00

Net investment loss(c)		(0.01)		(0.08)		(0.02)
Net realized and unrealized gain (loss)		(0.15)	0.21			(0.04)

Net increase (decrease) from investment operations		(0.16)	0.13			(0.06)

Net asset value, end of period	$9.91		$10.07		$9.94

Total Return(d)
Based on net asset value	(1.59	)%(e)		1.31%	(0.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.56	%(g)(h)(i)	3.70	%(j)	7.59	%(i)(k)

Total expenses after fees waived and/or reimbursed	1.87	%(g)(h)(i)	2.48	%(j)	2.81	%(i)(k)

Net investment loss	(0.10	)%(g)(h)(i)	(0.79	)%(j)	(1.97	)%(i)(k)

Supplemental Data
Net assets, end of period (000)	$248		$252		$248

Portfolio turnover rate		33%		43%	—	%(l)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 2.68%, 1.99% and (0.22)%, respectively.

(h)

Includes non-recurring expenses of portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 2.44%, 1.75% and 0.02%, respectively.

(i)	Annualized.
(j)

Includes non-recurring expenses of offering costs and portfolio investment fees. Without these fees, total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 2.80%, 2.21% and (0.52)%, respectively

(k)

Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 10.36%, 3.79% and (2.95)%, respectively.

(l)	Rounds to less than 1%.

See notes to consolidated financial statements.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Private Investments Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a non-diversified, closed-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares. The Fund determines and makes available for publication the net asset value (“NAV”) of its shares on a quarterly basis. The Fund’s shares are offered for sale quarterly through its Distributor (defined below) at the then-current NAV. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.

In seeking to achieve its investment objective, under normal conditions, the Fund primarily will invest over time in privately offered equity securities of operating companies (“Portfolio Companies”) and interests in professionally managed private equity funds (“Portfolio Funds”). Interests in such Portfolio Funds may be purchased (i) from third party holders of such interests in secondary transactions or (ii) as part of sponsor-led transactions where the assets held by the Portfolio Fund are known at the time of investment (such Portfolio Funds, “sponsor-led continuation vehicles”). The Fund will seek to participate in privately placed equity and, in some cases, privately placed debt investments in Portfolio Companies (“Direct Investments”). The Fund will also invest in interests in Portfolio Funds that have been acquired from third party investors in secondary transactions or as part of sponsor-led continuation vehicles (“Secondary Investments”), where the Portfolio Funds seek to employ the same types of private equity investment strategies as the Fund. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods.

The Fund offers two classes of shares designated as Institutional Shares and Class D Shares. Both classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class D Shares bear expenses related to the shareholder servicing of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Private Investments Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund. The Cayman Subsidiary enables the Fund to hold investments that may produce non-qualifying income for tax purposes and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $1,808,664, which is 1.4% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Portfolio investment fees that are paid outside of a private investment’s commitment, if any, are expensed as incurred. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared annually and paid annually. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	21

Notes to Consolidated Financial Statements (unaudited) (continued)

an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date.U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.The Board of the Fund has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

	(ii)	recapitalizations and other transactions across the capital structure; and

	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

	(ii)	quoted prices for similar investments or assets in active markets; and

	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

	(iii)	relevant news and other public sources; and

	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

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Notes to Consolidated Financial Statements (unaudited) (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of September 30, 2022, the Fund had outstanding commitments of $16,944,957. These commitments are not included in the net assets of the Fund as of September 30, 2022.

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Notes to Consolidated Financial Statements (unaudited) (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a quarterly fee at an annual rate equal to 1.75% of the Fund’s net assets determined quarterly (before the accrual of the service and distribution fee and the investment advisory fee for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that quarter).

The Manager entered into a sub-advisory agreement with BlackRock Capital Investment Advisors, LLC (“BCIA”), an affiliate of the Manager. The Manager pays BCIA for services it provides for that portion of the Fund for which BCIA acts as sub-adviser a quarterly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and/or shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s quarterly net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.25%. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2022, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended September 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Class D	Total

Transfer agent fees — class specific	$4,941	$—	$4,941

Expense Limitations, Waivers and Reimbursements: Effective April 19, 2022, the Manager contractually agreed to reduce its net investment advisory fee equal to the annual rate of 1.00% of the Fund’s net assets determined quarterly (before the accrual of the distribution fee and the investment advisory fee for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that quarter) through July 31, 2023. Prior to April 19, 2022, the net investment advisory fee was equal to the annual rate of 1.25% of the Fund’s net assets determined quarterly (before the accrual of the distribution fee and the investment advisory fee for that quarter and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that quarter). This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended September 30, 2022, the amount waived and/or reimbursed was $426,878.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended September 30, 2022, the amount waived and/or reimbursed was $2,587.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the six months ended September 30, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.75% of the Fund’s average quarterly value of the net assets of each share class (“expense limitation”). Expenses covered by the expense limitation include without limitation, custodial, accounting and administrative services, any ongoing organizational expenses, and all initial and ongoing offering expenses (other than any applicable sales load). Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024. For the six months ended September 30, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to

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Notes to Consolidated Financial Statements (unaudited) (continued)

exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 31, 2027, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of September 30, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	03/31/23	03/31/24

BlackRock Private Investments Fund
Fund Level	$106,415	$662,992
Institutional	849	1,651
Class D	—	—

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended September 30, 2022, purchases and sales of investments, including paydowns/payups excluding short-term securities, were $51,031,124 and $34,234,813, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required. The Fund has adopted September 30 as its tax year-end.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2022, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of the tax year ended September 30, 2022, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

BlackRock Private Investments Fund	$(120,750)	$120,750

As of the tax year ended September 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

BlackRock Private Investments Fund	$(1,442,392)	$1,190,361	$(81,569)	$(333,600)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, timing and recognition of partnership income and amortization methods for premiums on fixed income securities.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

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Notes to Consolidated Financial Statements (unaudited) (continued)

As of the tax year ended September 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Private Investments Fund	$116,749,448	$5,584,048	$(4,393,629)	$1,190,419

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates.

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Notes to Consolidated Financial Statements (unaudited) (continued)

The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001.

For the periods shown, shares issued and outstanding increased by the following amounts:

	Six Months Ended 09/30/22		Year Ended 03/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Private Investments Fund
Institutional
Shares sold	2,335,957	$23,311,500	5,506,415	$55,036,000

	2,335,957	$23,311,500	5,506,415	$55,036,000

Beginning after the first two years of operations, the Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the common shares then outstanding in the sole discretion of its Board until it adopts a plan of liquidation. It is expected that, under normal market circumstances, the Manager generally will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is not more than 5% of the Fund’s NAV, although any particular recommendation may exceed that percentage. In a tender offer, the Fund repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given year, the Advisor may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be years in which no tender offer is made. Therefore, common shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other trust.

As of September 30, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Class D

BlackRock Private Investments Fund	9,934,920	25,000

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

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Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Private Investments Fund (the “Fund”) met on April 14, 2022 (the “April Meeting”) and May 19, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager, BlackRock Capital Investment Advisors, LLC (“Sub-Advisor”) and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and statement of additional information, and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for the since-inception period reported, the Fund underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board noted that the Fund’s total expense ratio ranked in the second quartile relative to the supplemental peer group. The Board also noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee for the Fund. The Board also considered the impact of a recent increase in the contractual advisory fee waiver on the Fund’s total expense ratio relative to the Expense Peers. In addition, the Board noted that, the Fund is party to an expense limitation agreement pursuant to which BlackRock has contractually agreed to waive and/or reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2023, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

The following information is a summary of certain changes since March 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Except if noted otherwise herein,there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser	Legal Counsel
BlackRock Capital Investment Advisors, LLC	Willkie Farr & Gallagher LLP
Wilmington, DE 19809	New York, NY 10019

Administrator, Custodian and Transfer Agent	Address of the Fund
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02111	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

A D D I T I O N A L I N F O R M A T I O N	33

Glossary of Terms Used in this Report

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

CME	Chicago Mercantile Exchange

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

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Want to know more?

blackrock.com | 888-204-3956

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, if repurchased by the Fund in connection with any applicable tender offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BPIF-09/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Private Investments Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: November 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: November 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Private Investments Fund

Date: November 23, 2022